UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2016

CHENIERE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16383	95-4352386
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street, Suite 1900 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 375-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement.

On September 15, 2016, the Compensation Committee of the Board of Directors (the “Board”) of Cheniere Energy, Inc. (the “Company”) recommended and the Board approved (i) the termination, effective as of September 15, 2016, of the Company’s 2008 Change of Control Cash Payment Plan, adopted May 9, 2008, and (ii) the decision not to extend the Change of Control Agreements (the “COC Agreements”) entered into thereunder, which provide for a potential cash payment payable upon a change of control of the Company to certain of the Company’s executive officers and other officers. As a result, the COC Agreements will expire on December 31, 2016 following the end of their current Term (as defined in the COC Agreements).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth above in Item 1.02 of this Current Report on Form 8-K is incorporated by reference into this item.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Following communications with certain shareholders as part of the Company’s shareholder outreach efforts, on September 15, 2016, the Board voted to amend the Bylaws of the Company, as Amended and Restated December 9, 2015 (“Amendment No. 1”), effective as of September 15, 2016. Amendment No. 1 amends the proxy access bylaw provision to (i) expand the definition of Eligible Holder to specifically allow groups of funds under common management and funded primarily by the same employer to be treated as one Eligible Holder, (ii) clarify the timing required for a stockholder to propose a director nominee, (iii) eliminate the provision that allowed the Company to omit from its Proxy Statement a director nominee that receives a vote of less than 25% of the shares of common stock entitled to vote for such nominee at one of the two preceding annual meetings and (iv) make certain other non-substantive changes.

The foregoing description of Amendment No. 1 is qualified in its entirety by the actual amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On September 19, 2016, the Company issued a press release pursuant to which Jack Fusco, the Company’s President and Chief Executive Officer, announced his new executive leadership team.

The information included in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference to this Item 7.01 in such a filing.

Item 9.01	Financial Statements and Exhibits.

d) Exhibits

Exhibit Number	Description

3.1*	Amendment No. 1 to Amended and Restated Bylaws of Cheniere Energy, Inc.

99.1**	Press release, dated September 19, 2016.

*	Filed herewith.
**	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date: September 19, 2016	By:	/s/ Michael J. Wortley
	Name:	Michael J. Wortley
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1*	Amendment No. 1 to Amended and Restated Bylaws of Cheniere Energy, Inc.

99.1**	Press release, dated September 19, 2016.

*	Filed herewith.
**	Furnished herewith